UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 12, 2009
XO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30900	54-1983517

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13865 Sunrise Valley Drive
Herndon, Virginia 20171
(Address of Principal Executive Offices)
(703) 547-2000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information contained in this Item 2.02 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
     On March 16, 2009, the Company issued a press release announcing the Company’s fourth quarter and full year 2008 financial results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On March 12, 2009, the Board of Directors of XO Holdings, Inc. (the “Company”) approved and adopted amendments to the XO Business Ethics Policy (the “Ethics Policy”). The Ethics Policy is applicable to all directors, officers and employees of the Company, including its chief executive officer, chief financial officer, chief accounting officer, and persons performing similar functions. The principal nature of the amendments to the Company’s Ethics Policy relate to additional provisions to Section 7 of the Ethics Policy. The additional provisions mainly describe the Foreign Corrupt Practices Act (the “FCPA”) and clarify that employees of the Company are required to understand and comply with all anti-corruption laws and regulations including, but not limited to, the FCPA. Among other things, employees of the Company may not make any payment to or for the benefit of a representative of any domestic or foreign government, any politician or candidate, labor union, or any current or prospective customer or supplier for the purpose of improperly obtaining a desired government action, sale, purchase, contract or other commercial benefit. The additional provisions also provide that employees of the Company are required to promptly bring to the Company’s attention any potential violations of the FCPA or any other anti-corruption or anti-fraud law or regulation.
     A copy of the revised Ethics Policy is filed herewith as Exhibit 14.1 and is incorporated in this Item 5.05 by reference.
Forward-looking and Cautionary Statements
     We make forward-looking statements throughout this report as this term is defined in the Private Securities Litigation Reform Act of 1995. In some cases these statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would” and similar expressions. You are cautioned not to place undue reliance on these forward-looking statements. We are not obligated to publicly release any update to forward-looking statements to reflect events after the date of this report. These statements include those describing our 2009 Outlook; our ability to remain an industry leader, enhance our communications solutions, broaden our customer reach, grow our revenues, expand our market share, continue to deliver a broad range of high-capacity network services and mid-band Ethernet services, pursue growth opportunities, meet the growing demand for high-speed Internet access services, scale to multi-terabit capable router nodes; and the necessity of obtaining future financing to fund our business plan and repay our scheduled obligations.
     Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of us and our subsidiaries may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. Please see the detailed discussion of risk factors affecting our business and operations described from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2008 and our quarterly reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

14.1	XO Business Ethics Policy

99.1	Press Release, dated March 16, 2009, regarding Fourth Quarter and Full Year 2008 Financial Results

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Gregory Freiberg
	Name:	Gregory Freiberg
	Title:	Senior Vice President and Chief Financial Officer

Date: March 16, 2009

EXHIBIT INDEX

Exhibit No.	Description

14.1	XO Business Ethics Policy

99.1	Press Release, dated March 16, 2009, regarding Fourth Quarter and Full Year 2008 Financial Results